UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2026

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Interstate North Circle SE
Atlanta, Georgia 30339
(770) 763-1000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, Assurant, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Assurant, Inc. 2017 Long Term Equity Incentive Plan (the “ALTEIP”; and as amended and restated, the “Amended ALTEIP”), previously approved by the Compensation Committee of the Company’s Board of Directors subject to stockholder approval, to increase the available share reserve under the ALTEIP by 480,000 shares of the Company’s common stock, par value $0.01 per share.

A summary of the Amended ALTEIP was included as Proposal 4 in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 6, 2026, and is incorporated herein by reference. The summary of the Amended ALTEIP is qualified in its entirety by reference to the full text of the Amended ALTEIP, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on five proposals. The final voting results were as follows:

Proposal 1: Elected the 10 nominees listed below to the Company’s Board of Directors to serve until the 2027 annual meeting of stockholders or until their respective successors have been elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Elaine D. Rosen	43,303,901	929,632	7,893	2,506,613
Rajiv Basu	44,198,453	36,607	6,366	2,506,613
Lynn S. Blake	44,185,714	49,368	6,344	2,506,613
J. Braxton Carter	44,179,977	33,840	27,609	2,506,613
Keith W. Demmings	44,181,333	52,379	7,714	2,506,613
Harriet Edelman	44,195,292	39,611	6,523	2,506,613
Sari Granat	43,832,151	381,355	27,920	2,506,613
Ognjen (Ogi) Redzic	44,175,579	56,882	8,965	2,506,613
Paul J. Reilly	43,268,855	964,048	8,523	2,506,613
Kevin M. Warren	44,145,652	55,782	39,992	2,506,613

Proposal 2: Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,144,033	2,592,908	11,098	N/A

Proposal 3: Approved, by non-binding advisory vote, the fiscal year 2025 compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,958,812	1,244,979	37,635	2,506,613

Proposal 4: Approved the Amended ALTEIP.

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,536,600	663,805	41,021	2,506,613

Proposal 5: Did not approve a stockholder proposal entitled “Stockholder right to act by written consent”.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,892,508	31,302,676	46,242	2,506,613

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Assurant, Inc. 2017 Long Term Equity Incentive Plan, as amended and restated.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: May 22, 2026	By:	/s/ Jay Rosenblum
Name: Jay Rosenblum
Title: Executive Vice President, Chief Legal Officer